                                                                  Exhibit 99.25


[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-NC1

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                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                         $[985,587,000] (APPROXIMATE)
                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
                   MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-NC1

                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                    SELLER

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                       NEW CENTURY MORTGAGE CORPORATION
                                  ORIGINATOR

                          WILSHIRE CREDIT CORPORATION
                                   SERVICER

                      [WELLS FARGO BANK MINNESOTA, N.A.]
                               [MASTER SERVICER]

                     DEUTSCHE BANK NATIONAL TRUST COMPANY
                                    TRUSTEE


                              JANUARY [26], 2005






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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-NC1

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Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.






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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

              SCENARIO 1         SCENARIO 2          SCENARIO 3
PREPAY        100%               100%                50% FRM/150% ARM
RATES         frwd               frwd + 200          frwd
CDR           5                  5                   0
SEVERITY      50%                50%                 0%
REV LAG       --                 --                  --


PERIOD      Exc Sprd      Exc Sprd        AFCap

AVG YR1         68           18           6.9309
AVG YR2         33           --           7.2347
AVG YR3        122           18           8.7638
AVG YR4        109           36           9.2047
AVG YR5         82            9           9.4915
      1        210          210           8.2259
      2        146           --           7.3663
      3         80           --           6.6586
      4         80           --           6.8840
      5         57           --           6.6641
      6         64           --           6.8882
      7         44           --           6.6677
      8         37           --           6.6696
      9         43           --           6.8944
     10         22           --           6.6744
     11         28           --           6.8992
     12          8           --           6.6788
     13          3           --           6.6808
     14         42           --           7.3986
     15         --           --           6.6842
     16          5           --           6.9086
     17         --           --           6.6873
     18         --           --           6.9120
     19         --           --           6.6906
     20         --           --           6.6936
     21        101           --           8.1654
     22         79           --           7.9065
     23         95           --           8.1744
     24         76           --           7.9148
     25         70           --           7.9202
     26        120           --           8.7749
     27        124           --           8.6738
     28        140           --           8.9697
     29        117           --           8.6864
     30        137           --           8.9817
     31        118           --           8.6972
     32        118           --           8.7025
     33        145           72           9.0763
     34        122           46           8.7897
     35        139           65           9.0895
     36        113           36           8.8034
     37        106           28           8.8109
     38        142           70           9.4267
     39        112           40           9.0423
     40        128           58           9.3516
     41        102           29           9.0560
     42        120           50           9.3610
     43         97           22           9.0618
     44         94           19           9.0646
     45        120           51           9.4681
     46         94           21           9.1659
     47        111           40           9.4749
     48         84            8           9.1728
     49         78            1           9.1766

     50        142           73          10.1638
     51         77           --           9.3000
     52         95           18           9.6134
     53         70           --           9.3061
     54         90           11           9.6189
     55         67           --           9.3109
     56         66           --           9.3132
     57         91            6           9.6750
     58         66           --           9.3658
     59         84           --           9.6813
     60         57           --           9.3724
     61         51           --           9.3762
     62        117           26          10.3847
     63         50           --           9.5038
     64         69           --           9.8237
     65         44           --           9.5094
     66         --           --           9.8287
     67         --           --           9.5136
     68         --           --           9.5157
     69         --           --           9.8743
     70         --           --           9.5585
     71         --           --           9.8802
     72         --           --           9.5648
     73         --           --           9.5683
     74         --           --          10.5973
     75         --           --           9.6952
     76         --           --          10.0213
     77         --           --           9.7004
     78         --           --          10.0259
     79         --           --           9.7041
     80         --           --           9.7059
     81         --           --          10.0523
     82         --           --           9.7304
     83         --           --          10.0574
     84         --           --           9.7359
     85         --           --           9.7391
     86         --           --          10.4140
     87         --           --           9.8426
     88         --           --          10.1733
     89         --           --           9.8472
     90         --           --          10.1784
     91         --           --           9.8559
     92         --           --           9.8619
     93         --           --          10.2439
     94         --           --           9.9203
     95         --           --          10.2586
     96         --           --           9.9355
     97         --           --           9.9437
     98         --           --          11.0180
     99         --           --          10.0706
    100         --           --          10.4140
    101         --           --          10.0852
    102         --           --          10.4282
    103         --           --          10.0982
    104          5           --          10.1048
    105         35           --          10.4182
    106         57           --          10.0896
    107         90           --          10.4342
    108        122           --          10.1061
    109        159           --          10.1150
    110        277           --          11.2087
    111        256           --          10.2105

    112        319           --          10.5597
    113        368           --          10.2273
    114        451           --          10.5764
    115        514           --          10.2430
    116        605           --          10.2510
    117        733           --          10.5772
    118        837           --          10.2452
    119      1,025           --          10.5967
    120      1,185           --          10.2651
    121      1,431           --          10.2758